                                  Exhibit 10.1
                                  AMENDMENT #1

THIS AMENDMENT (this "Amendment") to the Customer Referral and Support Agreement dated February 26, 1999 (the "Agreement") by and among Moneta Group Investment Advisors ("MGIA"), Enterbank Holdings, Inc. ("Enterbank") and Enterprise Bank of Clayton ("Bank") is made and entered into as of March 1, 2001.

WHEREAS, MGIA, Enterbank and the Bank desire to amend the Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 4 (a) of the Agreement is hereby deleted and replaced in its entirety with the following:

          "(a) Beginning January 1, 2001 and each year thereafter, Bank shall pay to MGIA an annual fee as set forth below:

                                                  Annual Fee as a
                  EFA Gross Margin         Percentage of EFA Gross Margin
               -----------------------     ------------------------------
               First $2,000,000              12.5% of EFA Gross Margin
               Next $2,000,000               15.0% of EFA Gross Margin
               $4,000,001 - $6,000,000       17.5% of EFA Gross Margin
               $6,000,001 - $8,000,000       15.0% of EFA Gross Margin
               $8,000,001 and above          12.5% of EFA Gross Margin

               The fee shall be computed based upon EFA Gross Margin as of December 31st of the prior year. The fee shall be due and payable annually within thirty (30) days after December 31st of the prior year. If, prior to December 31st, there is a Change in Control or this Agreement is terminated by Enterbank or Bank prior to the Termination Date (defined below), MGIA shall be entitled to a pro-rated portion of the above-referenced fee from January 1 to the date of the Change in Control or the Termination Date, as applicable. Such pro-rated fee shall be due and payable within thirty (30) days of the date of such Change in Control or the Termination Date."


2. Section 13 (a) of the Agreement is hereby deleted and replaced in its entirety with the following:

          "(a) Term. This Agreement shall be for a term of fifteen years commencing on the date hereof and expiring on January 1, 2014 ("Termination Date"); provided, however, that:

               (i) This Agreement may be terminated prior to the expiration of its term (i) in the event that Enterbank or Bank shall be subject to a Change in Control and Enterbank pays to MGIA the compensation set forth in the Section 4(b), or
                      (ii) at the election of Enterbank or Bank after the grant by Enterbank of Termination Options to MGIA as determined in accordance with Section 5(c).

               (ii) the expiration of this Agreement at the end of the term or otherwise shall not relieve Bank of its obligation to determine the EFA Gross Margin for the final accounting period of this Agreement or the obligation of Enterbank to pay compensation to MGIA or issue options in accordance with the terms of this Agreement with respect to such final accounting period.

               (iii) the expiration or termination of this Agreement shall not affect the validity of any outstanding option.

          (iv) the expiration of this Agreement at the end of the term or otherwise shall not terminate the indemnification and hold harmless obligations and covenants of the parties as set forth herein."

3. Except as specifically modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of the Agreement and this Amendment, the terms of this Amendment shall control and the terms of the Agreement shall be construed so as to be consistent therewith. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Amendment, it shall not be necessary to produce more than one of such counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

MONETA GROUP INVESTMENT ADVISORS, INC.

By: /s/ Peter G. Schick
    -----------------------------------------------------
                 Peter G. Schick, President

ENTERBANK HOLDINGS, INC.

By: /s/ James C. Wagner
    -----------------------------------------------------
                 James C. Wagner, Chief Financial Officer

ENTERPRISE BANK OF CLAYTON

By: /s/ Fred H. Eller
    -----------------------------------------------------
                  Fred H. Eller, President

The undersigned hereby consents to the Amendment to the Agreement as set forth above:

W.S. GRIFFITH AND CO., INC.


By:  /s/ Richard D. Keidan
     ----------------------------------------------------
Name: Richard D. Keidan
      ---------------------------------------------------
Title: President
       --------------------------------------------------


                                       2